MEMORANDUM OF AGREEMENT
(Advisory Fee Waivers)
     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an “Exhibit” or, collectively the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the “Expiration Date”) and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:
1.	Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the “Waiver”).
i.	Invesco’s Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.
For purposes of the paragraph above, the following terms shall have the following meanings:
(a) “Affiliated Money Market Fund” — any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and
(b) “Uninvested Cash” — cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.	Neither a Trust nor Invesco may remove or amend the Waiver to a Trust’s detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund’s Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.
     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.
     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.
     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.
     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibit
to this Memorandum of Agreement

By:

Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:

Title:	Senior Vice President

Exhibit A to Advisory Fee MOA

AIM Equity Funds
(Invesco Equity			Expiration
Funds)	Waiver Description	Effective Date	Date
Invesco Charter Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	12/31/2012

0.75% of the first $150M 0.615% of the next $4.85B 0.57% of the next $2.5B 0.545% of the next $2.5B 0.52% of the excess over $10B

Invesco Constellation Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	3/27/2006	12/31/2012

0.695% of the first $250M 0.615% of the next $4B 0.595% of the next $750M 0.57% of the next $2.5B 0.545% of the next $2.5B 0.52% of the excess over $10B

AIM Funds Group
(Invesco Funds			Expiration
Group)	Waiver Description	Effective Date	Date
Invesco Basic Balanced Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	12/31/2012

0.62% of the first $250M
0.605% of the next $250M
0.59% of the next $500M
0.575% of the next $1.5B
0.56% of the next $2.5B
0.545% of the next $2.5B
0.53% of the next $2.5B
0.515% of the excess over $10B

AIM Tax-Exempt
Funds (Invesco Tax-			Expiration
Exempt Funds)	Waiver Description	Effective Date	Date
Invesco Van Kampen Intermediate Term Municipal Income Fund	Invesco will waive advisory fees in the amount of 0.10% of the Fund’s average daily net assets	2/12/2010	6/30/2012

Invesco Van Kampen New York Tax Free Income Fund	Invesco will waive advisory fees in the amount of 0.25% of the Fund’s average daily net assets	2/12/2010	6/30/2012

AIM Treasurer’s
Series Trust
(Invesco Treasurer’s			Expiration
Series Trust)	Waiver Description	Effective Date	Date
Premier Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	1/31/2012

Premier U.S. Government Money Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	1/31/2012

AIM Variable
Insurance Funds
(Invesco Variable			Expiration
Insurance Funds)	Waiver Description	Effective Date	Date
Invesco V. I. Basic Balanced Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2010	04/30/2012

0.62% of the first $250M
0.605% of the next $250M
0.59% of the next $500M
0.575% of the next $1.5B
0.56% of the next $2.5B
0.545% of the next $2.5B
0.53% of the next $2.5B
0.515% of the excess over $10B

Invesco V. I. Capital Development Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	1/1/2005	4/30/2012

0.745% of the first $250M
0.73% of the next $250M
0.715% of the next $500M
0.70% of the next $1.5B
0.685% of the next $2.5B
0.67% of the next $2.5B
0.655% of the next $2.5B
0.64% of the excess over $10B

EXHIBIT “B”
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Balanced Fund	February 12, 2010	June 30, 2011
Invesco California Tax-Free Income Fund	February 12, 2010	June 30, 2011
Invesco Core Plus Bond Fund	June 2, 2009	June 30, 2011
Invesco Dividend Growth Securities Fund	February 12, 2010	June 30, 2011
Invesco Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2011
Invesco Floating Rate Fund	July 1, 2007	June 30, 2011
Invesco Fundamental Value Fund	February 12, 2010	June 30, 2011
Invesco Large Cap Relative Value Fund	February 12, 2010	June 30, 2011
Invesco Multi-Sector Fund	July 1, 2007	June 30, 2011
Invesco New York Tax-Free Income Fund	February 12, 2010	June 30, 2011
Invesco S&P 500 Index Fund	February 12, 2010	June 30, 2011
Invesco Select Real Estate Income Fund	July 1, 2007	June 30, 2011
Invesco Structured Core Fund	July 1, 2007	June 30, 2011
Invesco Van Kampen American Franchise Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Core Equity Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Equity and Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Equity Premium Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Growth and Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Pennsylvania Tax Free Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Small Cap Growth Fund	February 12, 2010	June 30, 2011
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Capital Development Fund	July 1, 2007	June 30, 2011
Invesco Charter Fund	July 1, 2007	June 30, 2011
Invesco Constellation Fund	July 1, 2007	June 30, 2011
Invesco Disciplined Equity Fund	July 14, 2009	June 30, 2011
Invesco Diversified Dividend Fund	July 1, 2007	June 30, 2011
Invesco Large Cap Basic Value Fund	July 1, 2007	June 30, 2011
Invesco Large Cap Growth Fund	July 1, 2007	June 30, 2011
Invesco Summit Fund	July 1, 2007	June 30, 2011
AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Basic Balanced Fund	July 1, 2007	June 30, 2011
Invesco European Small Company Fund	July 1, 2007	June 30, 2011
Invesco Global Core Equity Fund	July 1, 2007	June 30, 2011
Invesco International Small Company Fund	July 1, 2007	June 30, 2011
Invesco Mid Cap Basic Value Fund	July 1, 2007	June 30, 2011
Invesco Select Equity Fund	July 1, 2007	June 30, 2011
Invesco Small Cap Equity Fund	July 1, 2007	June 30, 2011
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Basic Value Fund	July 1, 2007	June 30, 2011
Invesco Convertible Securities Fund	February 12, 2010	June 30, 2011
Invesco Global Equity Fund	July 1, 2007	June 30, 2011
Invesco Mid Cap Core Equity Fund	July 1, 2007	June 30, 2011

5

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Small Cap Growth Fund	July 1, 2007	June 30, 2011
Invesco Van Kampen Asset Allocation Conservative Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Asset Allocation Growth Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Asset Allocation Moderate Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Harbor Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Leaders Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Real Estate Securities Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen U.S. Mortgage Fund	February 12, 2010	June 30, 2011
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Asia Pacific Growth Fund	July 1, 2007	June 30, 2011
Invesco European Growth Fund	July 1, 2007	June 30, 2011
Invesco Global Growth Fund	July 1, 2007	June 30, 2011
Invesco Global Small & Mid Cap Growth Fund	July 1, 2007	June 30, 2011
Invesco International Growth Fund	July 1, 2007	June 30, 2011
Invesco International Core Equity Fund	July 1, 2007	June 30, 2011
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Balanced-Risk Allocation Fund*	May 29, 2009	June 30, 2011
Invesco Balanced-Risk Commodity Fund**	November 29, 2010	June 30, 2011
Invesco China Fund	July 1, 2007	June 30, 2011
Invesco Commodities Strategy Fund***	February 12, 2010	June 30, 2011
Invesco Developing Markets Fund	July 1, 2007	June 30, 2011
Invesco Emerging Markets Equity Fund	May 11, 2011	June 30, 2011
Invesco Emerging Market Local Currency Debt Fund	June 14, 2010	June 30, 2011
Invesco Endeavor Fund	July 1, 2007	June 30, 2011
Invesco Global Advantage Fund	February 12, 2010	June 30, 2011
Invesco Global Dividend Growth Securities Fund	February 12, 2010	June 30, 2011
Invesco Global Fund	July 1, 2007	June 30, 2011
Invesco Global Health Care Fund	July 1, 2007	June 30, 2011
Invesco Health Sciences Fund	February 12, 2010	June 30, 2011
Invesco International Total Return Fund	July 1, 2007	June 30, 2011
Invesco Japan Fund	July 1, 2007	June 30, 2011
Invesco LIBOR Alpha Fund	July 1, 2007	June 30, 2011
Invesco Pacific Growth Fund	February 12, 2010	June 30, 2011
Invesco Small Companies Fund	July 1, 2007	June 30, 2011
Invesco Van Kampen Emerging Markets Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Global Equity Allocation Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Global Franchise Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Global Tactical Asset Allocation Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen International Advantage Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen International Growth Fund	February 12, 2010	June 30, 2011

*	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

**	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

***	Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Core Bond Fund	July 1, 2007	June 30, 2011
Invesco Dynamics Fund	July 1, 2007	June 30, 2011
Invesco Global Real Estate Fund	July 1, 2007	June 30, 2011
Invesco High Yield Fund	July 1, 2007	June 30, 2011
Invesco High Yield Securities Fund	February 12, 2010	June 30, 2011
Invesco Income Fund	July 1, 2007	June 30, 2011
Invesco Limited Maturity Treasury Fund	July 1, 2007	June 30, 2011
Invesco Money Market Fund	July 1, 2007	June 30, 2011
Invesco Municipal Bond Fund	July 1, 2007	June 30, 2011
Invesco Real Estate Fund	July 1, 2007	June 30, 2011
Invesco Short Term Bond Fund	July 1, 2007	June 30, 2011
Invesco U.S. Government Fund	July 1, 2007	June 30, 2011
Invesco Van Kampen Core Plus Fixed Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Corporate Bond Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Government Securities Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen High Yield Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Limited Duration Fund	February 12, 2010	June 30, 2011
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Energy Fund	July 1, 2007	June 30, 2011
Invesco Financial Services Fund	July 1, 2007	June 30, 2011
Invesco Gold & Precious Metals Fund	July 1, 2007	June 30, 2011
Invesco Leisure Fund	July 1, 2007	June 30, 2011
Invesco Mid-Cap Value Fund	February 12, 2010	June 30, 2011
Invesco Small-Mid Special Value Fund	February 12, 2010	June 30, 2011
Invesco Special Value Fund	February 12, 2010	June 30, 2011
Invesco Technology Fund	July 1, 2007	June 30, 2011
Invesco Technology Sector Fund	February 12, 2010	June 30, 2011
Invesco U.S. Mid Cap Value Fund	February 12, 2010	June 30, 2011
Invesco U.S. Small Cap Value Fund	February 12, 2010	June 30, 2011
Invesco U.S. Small/Mid Cap Value Fund	February 12, 2010	June 30, 2011
Invesco Utilities Fund	July 1, 2007	June 30, 2011
Invesco Value Fund	February 12, 2010	June 30, 2011
Invesco Value II Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen American Value Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Capital Growth Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Comstock Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Enterprise Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Mid Cap Growth Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Small Cap Value Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Technology Sector Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Utility Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Value Opportunities Fund	February 12, 2010	June 30, 2011
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco High Income Municipal Fund	July 1, 2007	June 30, 2011
Invesco Municipal Fund	February 12, 2010	June 30, 2011
Invesco Tax-Exempt Cash Fund	July 1, 2007	June 30, 2011
Invesco Tax-Exempt Securities Fund	February 12, 2010	June 30, 2011

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Tax-Free Intermediate Fund	July 1, 2007	June 30, 2011
Invesco Van Kampen California Insured Tax Free Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen High Yield Municipal Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Insured Tax Free Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Intermediate Term Municipal Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen Municipal Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen New York Tax Free Income Fund	February 12, 2010	June 30, 2011
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco V.I. Balanced-Risk Allocation Fund****	December 22, 2010	June 30, 2011
Invesco V.I. Basic Balanced Fund	July 1, 2007	June 30, 2011
Invesco V.I. Basic Value Fund	July 1, 2007	June 30, 2011
Invesco V.I. Capital Appreciation Fund	July 1, 2007	June 30, 2011
Invesco V.I. Capital Development Fund	July 1, 2007	June 30, 2011
Invesco V.I. Core Equity Fund	July 1, 2007	June 30, 2011
Invesco V.I. Diversified Income Fund	July 1, 2007	June 30, 2011
Invesco V.I. Dividend Growth Fund	February 12, 2010	June 30, 2011
Invesco V.I. Dynamics Fund	July 1, 2007	June 30, 2011
Invesco V.I. Financial Services Fund	July 1, 2007	June 30, 2011
Invesco V.I. Global Dividend Growth Fund	February 12, 2010	June 30, 2011
Invesco V.I. Global Health Care Fund	July 1, 2007	June 30, 2011
Invesco V.I. Global Multi-Asset Fund	October 22, 2008	June 30, 2011
Invesco V.I. Global Real Estate Fund	July 1, 2007	June 30, 2011
Invesco V.I. Government Securities Fund	July 1, 2007	June 30, 2011
Invesco V.I. High Yield Fund	July 1, 2007	June 30, 2011
Invesco V.I. High Yield Securities Fund	February 12, 2010	June 30, 2011
Invesco V.I. Income Builder Fund	February 12, 2010	June 30, 2011
Invesco V.I. International Growth Fund	July 1, 2007	June 30, 2011
Invesco V.I. Large Cap Growth Fund	July 1, 2007	June 30, 2011
Invesco V.I. Leisure Fund	July 1, 2007	June 30, 2011
Invesco V.I. Mid Cap Core Equity Fund	July 1, 2007	June 30, 2011
Invesco V.I. Money Market Fund	July 1, 2007	June 30, 2011
Invesco V.I. S&P 500 Index Fund	February 12, 2010	June 30, 2011
Invesco V.I. Select Dimensions Balanced Fund	February 12, 2010	June 30, 2011
Invesco V.I. Select Dimensions Dividend Growth Fund	February 12, 2010	June 30, 2011
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2011
Invesco V.I. Small Cap Equity Fund	July 1, 2007	June 30, 2011
Invesco V.I. Technology Fund	July 1, 2007	June 30, 2011
Invesco V.I. Utilities Fund	July 1, 2007	June 30, 2011
Invesco Van Kampen V.I. Capital Growth Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Comstock Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Equity and Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Global Value Equity Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Government Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Growth and Income Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. High Yield Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. International Growth Equity Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Mid Cap Growth Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Mid Cap Value Fund	February 12, 2010	June 30, 2011
Invesco Van Kampen V.I. Value Fund	February 12, 2010	June 30, 2011

****	Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco’s affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

SHORT-TERM INVESTMENTS TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Government TaxAdvantage Portfolio	July 1, 2007	June 30, 2011
STIC Prime Portfolio	July 1, 2007	June 30, 2011
Treasury Portfolio	July 1, 2007	June 30, 2011